                  PIONEER GROWTH SHARES
                     60 State Street
                     Boston, MA 02109


OFFICERS

JOHN F. COGAN, JR.
Chairman and President
DAVID D. TRIPPLE
Executive Vice President
WARREN J. ISABELLE
Vice President
WILLIAM H. KEOUGH
Treasurer
JOSEPH P. BARRI
Secretary


INVESTMENT ADVISER

PIONEERING MANAGEMENT CORPORATION


PRINCIPAL UNDERWRITER

PIONEER FUNDS DISTRIBUTOR, INC.


CUSTODIAN

BROWN BROTHERS HARRIMAN & CO.


INDEPENDENT PUBLIC ACCOUNTANTS

ARTHUR ANDERSEN LLP


TRUSTEES

JOHN F. COGAN, JR.
RICHARD H. EGDAHL, M.D.
MARGARET B. W. GRAHAM
JOHN W. KENDRICK
MARGUERITE A. PIRET
DAVID D. TRIPPLE
STEPHEN K. WEST
JOHN WINTHROP


LEGAL COUNSEL

HALE AND DORR


SHAREHOLDER SERVICES AND TRANSFER AGENT

PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts
02109

Please call Pioneer for information on:
Existing accounts, new accounts, prospectuses,
applications and service forms.............  1-800-225-6292
Fund yields and prices.....................  1-800-225-4321
Toll-free fax..............................  1-800-225-4240
Retirement plans...........................  1-800-622-0176
Telecommunications Device for the Deaf
(TDD)......................................  1-800-225-1997

When distributed to persons who are not shareowners of the Fund, this report must be accompanied by an official prospectus, which discusses the objectives, policies, and other information concerning the Fund.


0296-3001
(C)Pioneer Funds Distributor, Inc.



                                                                  [PIONEER LOGO]




Pioneer
Growth
Shares


ANNUAL REPORT
DECEMBER 31, 1995

PIONEER GROWTH SHARES

DEAR FELLOW SHAREOWNER,

Pioneer Growth Shares closed its fiscal year on December 31, 1995. It was a tremendous year in the United States stock market. Lower interest rates, good growth in corporate earnings and a host of corporate mergers and acquisitions helped drive the market to new highs. Underneath the overall strong performance, however, there were wide variations between large-and small-capitalization stocks and among industry sectors. Generally, large-capitalization stocks saw the greatest price increases, with technology companies leading the charge.

                            HOW YOUR FUND PERFORMED

We are pleased to report the following results for the 12 months ended December 31, 1995. For additional performance information, please turn to pages 3 and 4.

CLASS A SHARES

- The Fund generated a 12-month total return of 29.82% at net asset value and 22.36% at maximum public offering price. Total return reflects the change in share price, assuming the reinvestment of all distributions at net asset value.

- Net asset value rose to $10.12 per share as of December 31, 1995, from $8.85 on December 31, 1994.

- Shareowners received a total of $0.025 per share in income dividends, $1.096 per share in short-term capital gains distributions and $0.218 per share in long-term capital gains distributions.

CLASS B SHARES

- Class B shares were introduced to Pioneer Growth Shares on April 28, 1995. From that date through December 31, the Fund generated a total return of 18.26%, assuming shares were held for the entire period. If shares were sold and the contingent deferred sales charge paid at the end of the period, total return would have been 14.26%. Total return reflects the change in share price, assuming the reinvestment of all distributions.

- Net asset value was $10.07 per share at December 31, 1995, versus $9.68 on April 28.

- Shareowners received a total of $0.033 per share in income dividends, $1.096 per share in short-term capital gains distributions and $0.218 per share in long-term capital gains distributions.

The broad-based, unmanaged Standard & Poor's 500 Index posted a total return of 37.45% over the full year, and 21.88% from the time Class B shares were introduced, reflecting the high-flying performance of large-capitalization technology stocks.

              TECHNOLOGY STOCKS LED THE STOCK MARKET TO NEW HIGHS

Popular, large-capitalization companies were the biggest beneficiaries of the low inflation, slow economic growth and falling interest rates that existed throughout 1995. Although stocks were volatile at times, results for many large-sized companies were impressive. In fact, on November 21, the unmanaged Dow Jones Industrial Average of 30 large-capitalization companies reached -- and then moved beyond -- the 5000 mark for the first time.

In addition to large companies, technology issues of all sizes were particularly strong. These companies benefited from Wall Street's obsession for the sector as a group -- even newly public companies. Many stocks experienced significant price appreciation, regardless of whether such results were warranted. In our view, the fundamentals of many of these companies did not justify their lofty stock prices and therefore were not added to your Fund's portfolio.

                         HOW WE MANAGED YOUR INVESTMENT

The companies we did select within the technology arena were those our research showed to be well-managed with strong presence in growing markets, in keeping with our search for growth at the right price. The Fund's technology stocks represented companies of various sizes, involved with a range of undertakings. Examples include IBM, SoftKey International and Samsung. As a group, the Fund's technology holdings performed well and were the major contributor to the Fund's strong performance through the first three quarters of the fiscal year. In the fourth quarter, investors' love affair with technology companies ended, causing stock prices to drop sharply across the sector.

We took gains in the fourth quarter where we believed the Fund had already seen the full value of the stock. By the end of the year, we had sold Leitch Technology and System Software Associates and reduced holdings in Safeguard Scientific. We held other companies we liked, even though their stock prices dipped. Included in this group were Adaptec and Vishay Intertechnology. As of December 31, technology stocks accounted for 31% of the portfolio.

Financial stocks, 16% of the portfolio on December 31, performed well as interest rates dropped. In fact, financials were among the best performers in 1995, particularly in the fourth quarter, picking up where technology stocks left off. As of December 31, the Fund owned a variety of financial stocks, including Federal National Mortgage Association (FNMA) and Student Loan Marketing Association (Sallie Mae). Other interest rate-sensitive stocks such as utilities also did well, including Columbia Gas Systems.

Less satisfying was the performance of some of the Fund's retail holdings. While we continued to like the long-term prospects and valuations of individual holdings, the sector as a group was punished by weak sales and diffident consumer spending. Selected retailers, such as Tandy remained in the Fund at year-end.

The accompanying chart shows the Fund's sector distribution at the close of the fiscal year.

                              SECTOR DISTRIBUTION
           (Percentage of equity investments as of December 31, 1995)

                               (INSERT PIE CHART)

                         Basic Industries          3%
                         Consumer Non-Durables     9
                         Utilities                11
                         Capital Goods            12
                         Financials               16
                         Services                 18
                         Technology               31


                                 LOOKING AHEAD

Financial markets moved up at a record-setting pace in 1995. Naturally, such upward momentum cannot be sustained forever; the market will inevitably experience some fluctuation in value. Rather than speculate on market movements or try to predict the direction of the economy or interest rates, our approach concentrates on identifying stocks and companies we believe offer growth at the right price.

As always, we will continue to carefully select and hold companies with solid long-term prospects, just as we will eliminate those that achieve our target price or undergo a fundamental change we believe reduces their potential return. Even though there may be occasional changes in the personnel involved with the Fund's management, as happened this year, our basic philosophy remains unchanged: We expect independent research and a focus on long-term growth will bring shareowners strong rewards over time.

The following pages include the audited Schedule of Investments and financial statements as of December 31, 1995. If you have any questions about your investment in Pioneer Growth Shares, please contact your investment representative, or call Pioneer at 1-800-225-6292. Thank you for your support.

Respectfully,





/s/ John F. Cogan, Jr.
----------------------
John F. Cogan, Jr.
Chairman and President,
Pioneer Growth Shares

                        GROWTH OF A $10,000 INVESTMENT*

The following chart shows the growth of a $10,000 investment made in Pioneer Growth Shares Class A shares at public offering price on December 31, 1985, compared to the growth of the Standard & Poor's 500 Index.

PIONEER GROWTH SHARES CLASS A:
Average Annual Total Returns
(as of December 31, 1995)

                         Net Asset           Public Offering
                           Value                  Price*
                         --------            ---------------
Life of Fund
(5/17/68)                  8.59%                  8.35%
10 Years                   14.28%                 13.60%
Five Years                 17.66%                 16.28%
One Year                   29.82%                 22.36%

                                        [graph]

                            Pioneer Growth Shares A            S&P 500
                    1/1/86           9,425                     10,000
                                     11,710                    12,074
                  12/31/86           10,917                    11,862
                                     13,150                    15,109
                  12/31/87           10,542                    12,476
                                     12,408                    14,059
                  12/31/88           12,967                    14,534
                                     15,196                    16,933
                  12/31/89           17,328                    19,125
                                     20,600                    19,708
                  12/31/90           15,877                    18,530
                                     19,379                    21,165
                  12/31/91           25,780                    24,151
                                     21,179                    23,992
                  12/31/92           26,095                    25,988
                                     26,431                    27,248
                  12/31/93           28,317                    28,596
                                     23,108                    27,639
                  12/31/94           27,582                    28,984
                                     31,789                    34,823
                  12/31/95           35,807                    39,837

  The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.
---------------

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

  Past performance does not guarantee future results. Return and principal fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        GROWTH OF A $10,000 INVESTMENT*

  The following chart shows the growth of a $10,000 investment made in Pioneer Growth Shares Class B shares on April 28, 1995, compared to the growth of the Standard & Poor's 500 Index.

PIONEER GROWTH SHARES CLASS B:
Average Annual Total Returns
(as of December 31, 1995)

                    Life of Fund
                     (4/28/95)
                    ------------

If Held                  18.26%
If Redeemed*             14.26%



                                    [graph]
                            Pioneer Growth Shares B            S&P 500
                   4/28/95           10,000                    10,000
                                     10,258                    10,363
                   6/30/95           10,537                    10,654
                                     11,333                    10,992
                                     11,818                    10,989
                   9/30/95           12,335                    11,498
                                     11,591                    11,440
                                     11,890                    11,910
                  12/31/95           11,426                    12,188



  The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.
---------------

* Reflects deduction of the maximum 4.0% contingent deferred sales charge at the end of the period and assumes reinvestment of distributions.

  Past performance does not guarantee future results. Return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PIONEER GROWTH SHARES
SCHEDULE OF INVESTMENTS
December 31, 1995

  Shares                                                                                                  Value
------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS -- 85.0%
              BASIC INDUSTRIES -- 2.4%
              CHEMICALS -- 1.5%
    157,300   Crompton & Knowles Corp. .............................................................   $ 2,084,225
    386,000   Uniroyal Technology Corp.*............................................................     1,351,000
                                                                                                       -----------
                                                                                                       $ 3,435,225
                                                                                                       -----------
              METALS & MINING -- 0.9%
    110,000   Ashanti Goldfields Co., Ltd. (G.D.R.) 144A............................................   $ 2,227,500
                                                                                                       -----------
             TOTAL BASIC INDUSTRIES.................................................................   $ 5,662,725
                                                                                                       -----------
              CAPITAL GOODS -- 10.4%
              AGRICULTURAL -- 1.5%
     66,100   AGCO Corporation......................................................................   $ 3,371,100
                                                                                                       -----------
              PRODUCER GOODS -- 1.4%
    170,000   Acme-Cleveland Corp. .................................................................   $ 3,187,500
                                                                                                       -----------
              TELECOMMUNICATIONS SERVICES & EQUIPMENT -- 7.5%
    462,900   American Paging, Inc.*................................................................   $ 2,950,988
    165,000   Airtouch Communications, Inc.*........................................................     4,661,250
    130,000   Centennial Cellular Corp.*............................................................     2,226,250
    180,000   ECI Telecommunications Ltd. ..........................................................     4,106,250
     60,000   L.M. Ericsson Telephone Co. (A.D.R.)..................................................     1,170,000
     14,500   Gilbert Associates, Inc. (Class A)....................................................       181,250
     25,000   Korea Mobile Telecommunication Corp. (G.D.S.) 144A*...................................     1,106,250
     25,000   Korea Mobile Telecommunication Corp. (G.D.S.).........................................     1,106,250
                                                                                                       -----------
                                                                                                       $17,508,488
                                                                                                       -----------
             TOTAL CAPITAL GOODS....................................................................   $24,067,088
                                                                                                       -----------
              CONSUMER NON-DURABLES -- 7.4%
              HOME PRODUCTS -- 2.5%
    154,500   Catalina Lighting, Inc.*..............................................................   $   753,187
    150,000   Duracraft Corp.*......................................................................     3,768,750
     95,000   Sunbeam Corporation, Inc. ............................................................     1,448,750
                                                                                                       -----------
                                                                                                       $ 5,970,687
                                                                                                       -----------
              RETAIL -- FOOD AND BEVERAGES -- 2.0%
    112,600   Buenos Aires Embotelladora S.A. (A.D.R.)..............................................   $ 2,322,375
     60,000   Kroger Co.*...........................................................................     2,250,000
                                                                                                       -----------
                                                                                                       $ 4,572,375
                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
SCHEDULE OF INVESTMENTS
December 31, 1995 (Continued)

  Shares                                                                                                  Value
------------------------------------------------------------------------------------------------------------------
              RETAIL NON-FOOD -- 2.9%
    125,200   Best Products Corp., Inc.*............................................................   $   594,700
    265,000   Campo Electronics, Appliances & Computers, Inc.*......................................       795,000
    100,000   Tandy Corp. ..........................................................................     4,150,000
     50,000   Toys "R" Us, Inc.*....................................................................     1,087,500
                                                                                                       -----------
                                                                                                       $ 6,627,200
                                                                                                       ------------
             TOTAL CONSUMER NON-DURABLES............................................................   $17,170,262
                                                                                                       -----------
              FINANCIAL -- 13.3%
              INSURANCE -- GENERAL -- 3.3%
     98,389   Financial Security Assurance Holdings Ltd. ...........................................   $ 2,447,426
     97,500   Mid Atlantic Medical Services, Inc.*..................................................     2,364,375
    181,200   Western National Corp. ...............................................................     2,921,850
                                                                                                       -----------
                                                                                                       $ 7,733,651
                                                                                                       -----------
              COMMERCIAL BANKS & SAVINGS & LOAN -- 8.3%
     20,000   Bank of Boston Corp. .................................................................   $   925,000
    308,600   First Republic Bancorp, Inc.*.........................................................     4,050,375
     65,900   First Union Corp. ....................................................................     3,665,688
     80,000   Mellon Bank Corp. ....................................................................     4,300,000
    140,300   New York Bancorp, Inc. ...............................................................     3,156,750
     99,200   PNC Bank Corp. .......................................................................     3,199,200
                                                                                                       -----------
                                                                                                       $19,297,013
                                                                                                       -----------
              FINANCE -- MISCELLANEOUS -- 1.7%
     20,000   Federal National Mortgage Association.................................................   $ 2,482,500
     20,000   Student Loan Marketing Association....................................................     1,317,500
                                                                                                       -----------
                                                                                                       $ 3,800,000
                                                                                                       -----------
             TOTAL FINANCIAL........................................................................   $30,830,664
                                                                                                       -----------
              SERVICES -- 15.3%
              BROADCASTING & MEDIA -- 3.5%
    122,400   Carmike Cinemas, Inc. (Class A)*......................................................   $ 2,754,000
     39,435   Gaylord Entertainment Co. ............................................................     1,094,321
    130,000   National Media*.......................................................................     2,730,000
     31,827   Viacom, Inc. (Class B)*...............................................................     1,507,804
                                                                                                       -----------
                                                                                                       $ 8,086,125
                                                                                                       -----------
              ENVIRONMENTAL CONTROL -- 1.8%
     75,000   Browning-Ferris Industries, Inc. .....................................................   $ 2,212,500
    561,900   Mid-American Waste Systems*...........................................................     1,966,650
                                                                                                       -----------
                                                                                                       $ 4,179,150
                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
SCHEDULE OF INVESTMENTS
December 31, 1995 (Continued)

  Shares                                                                                                  Value
------------------------------------------------------------------------------------------------------------------
              HEALTH SERVICES & PERSONAL CARE -- 5.0%
     25,000   Foundation Health Corp.*..............................................................   $ 1,075,000
    110,000   HEALTHSOUTH Corp.*....................................................................     3,203,750
     70,400   Horizon/CMS Healthcare Corp.*.........................................................     1,777,600
     69,000   Lincare Holdings Inc.*................................................................     1,725,000
    100,400   Pediatrix Medical Group, Inc.*........................................................     2,761,000
     50,000   Summit Care Corp.*....................................................................     1,143,750
                                                                                                       -----------
                                                                                                       $11,686,100
                                                                                                       -----------
              PHARMACEUTICALS -- 1.4%
     40,000   Cardinal Health, Inc. ................................................................   $ 2,190,000
     92,050   Ligand Pharmaceutical, Inc. (Class B)*................................................       989,538
                                                                                                       -----------
                                                                                                       $ 3,179,538
                                                                                                       -----------
              MISCELLANEOUS SERVICES -- 3.6%
    221,800   Ideon Group, Inc. ....................................................................   $ 2,245,725
    110,000   Personnel Group of America, Inc.*.....................................................     1,608,750
    103,700   Service Corporation International.....................................................     4,562,800
                                                                                                       -----------
                                                                                                       $ 8,417,275
                                                                                                       -----------
             TOTAL SERVICES.........................................................................   $35,548,188
                                                                                                       -----------
              TECHNOLOGY -- 26.5%
              COMPUTER COMMUNICATION EQUIPMENT -- 0.7%
     75,000   Symantec Corp.*.......................................................................   $ 1,743,750
                                                                                                       -----------
              COMPUTERS -- 8.9%
     40,000   Adaptec, Inc.*........................................................................   $ 1,640,000
    282,100   Amtech Corp. .........................................................................     1,445,762
     70,000   3COM Corp.*...........................................................................     3,263,750
    140,100   EMC Corp.*............................................................................     2,154,037
     50,000   International Business Machines Corp. ................................................     4,587,500
     81,000   Norand Corp.*.........................................................................       951,750
     74,200   Safeguard Scientific, Inc.*...........................................................     3,672,900
     80,000   Silicon Graphics, Inc.*...............................................................     2,200,000
     20,000   Stratus Computers, Inc.*..............................................................       692,500
                                                                                                       -----------
                                                                                                       $20,608,199
                                                                                                       -----------
              COMPUTER SOFTWARE/SERVICES -- 3.6%
     30,000   Compuware Corp.*......................................................................   $   555,000
    205,000   Meridian Data, Inc.*..................................................................     2,229,375
    120,000   MICOM Communications Corp.*...........................................................       915,000
    180,000   Microtec Research, Inc.*..............................................................     2,227,500
    252,500   TGV Software, Inc.*...................................................................     2,398,750
                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
SCHEDULE OF INVESTMENTS
December 31, 1995 (Continued)

  Shares                                                                                                  Value
-------------------------------------------------------------------------------------------------------------------
              ELECTRONICS -- 13.3%
    168,000   AFC Cable Systems*....................................................................   $  2,310,000
     30,700   Arrow Electronics, Inc.*..............................................................      1,323,937
     90,000   AVX Corp. ............................................................................      2,385,000
     64,950   Harman International Industries, Inc. ................................................      2,606,119
     60,000   Intel Corp. ..........................................................................      3,405,000
     75,300   Marshall Industries*..................................................................      2,419,013
    130,000   Mentor Graphics Corp.*................................................................      2,372,500
    120,000   Nokia Corp. (A.D.R.)..................................................................      4,665,000
        594   Samsung Electronics Co., Ltd. (G.D.R.)*...............................................         58,212
     49,440   Samsung Electronics Co., Ltd. (G.D.S.)................................................      2,879,880
     91,000   Symbol Technologies, Inc.*............................................................      3,594,500
     90,000   Vishay Intertechnology, Inc.*.........................................................      2,835,000
                                                                                                       ------------
                                                                                                       $ 30,854,161
                                                                                                       ------------
             TOTAL TECHNOLOGY.......................................................................   $ 61,531,735
                                                                                                       ------------
              TRANSPORTATION -- 0.1%
              RAILROAD AND BUS -- 0.1%
     17,000   Canadian National Railway Co.+*.......................................................   $    255,000
                                                                                                       ------------
             TOTAL TRANSPORTATION...................................................................   $    255,000
                                                                                                       ------------
              UTILITIES -- 9.6%
              TELECOMMUNICATIONS -- 3.6%
     50,000   AT&T Corp. ...........................................................................   $  3,237,500
     65,000   ProNet, Inc. .........................................................................      1,917,500
     90,000   DSC Communications Corp.*.............................................................      3,318,750
                                                                                                       ------------
                                                                                                       $  8,473,750
                                                                                                       ------------
              ELECTRIC -- 1.5%
    190,000   SCEcorp. .............................................................................   $  3,372,500
                                                                                                       ------------
              OIL/GAS -- 4.5%
    100,000   Columbia Gas Systems, Inc.*...........................................................   $  4,387,500
     37,300   Newpark Resources, Inc.*..............................................................        829,925
     80,400   Ultramar Corp. .......................................................................      2,070,300
    150,900   YPF S.A. (Sponsored A.D.R.)...........................................................      3,263,213
                                                                                                       ------------
                                                                                                       $ 10,550,938
                                                                                                       ------------
             TOTAL UTILITIES........................................................................   $ 22,397,188
                                                                                                       ------------
             TOTAL COMMON STOCKS (Cost $183,737,836)(a).............................................   $197,462,850
                                                                                                       ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
SCHEDULE OF INVESTMENTS
December 31, 1995 (Continued)

 Principal
  Amount                                                                                                  Value
-------------------------------------------------------------------------------------------------------------------
             TEMPORARY CASH INVESTMENTS -- 15.0%
 $6,994,000   American Express, 5.60%, 01/02/96.....................................................   $  7,005,990
  5,183,000   American General, 5.83%, 01/08/96.....................................................      5,186,364
  3,753,000   Commercial Credit Corp., 5.80%, 01/04/96..............................................      3,756,633
  3,902,000   Ford Motor Credit Co., 5.92%, 01/05/96................................................      3,905,213
  5,490,000   Household Finance Corp., 5.70%, 01/02/96..............................................      5,492,609
  9,393,000   Norwest Financial Corp., 5.70%, 01/03/96..............................................      9,407,901
                                                                                                       ------------
             TOTAL TEMPORARY CASH INVESTMENTS (Cost $34,715,000)....................................   $ 34,754,710
                                                                                                       ------------
             TOTAL INVESTMENT IN SECURITIES -- 100% (Cost $218,452,836).............................   $232,217,560
                                                                                                       ============

*      Non-income producing security.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, the value of these securities amounted to $3,333,750 or 1.45% of total net assets.

+ Partly paid security -- additional subscription payment of C$10.75 per share will be required on November 28, 1996.

(a) At December 31, 1995, the net unrealized gain on investments based on cost for federal income tax purposes of $184,288,543 was as follows:


       Aggregate gross unrealized gain for all investments in which there is an excess of value over
       tax cost.....................................................................................   $ 27,974,128
       Aggregate gross unrealized loss for all investments in which there is an excess of tax cost
       over value...................................................................................    (14,799,821)
                                                                                                       ------------
       Net unrealized gain..........................................................................   $ 13,174,307
                                                                                                       ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1995 aggregated $280,873,711 and $244,650,371, respectively.

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
BALANCE SHEET
December 31, 1995

ASSETS:
Investments in securities, at value
  (including temporary cash investments of
  $34,754,710) (cost $218,452,836; see
  Schedule of Investments and Note 1).....  $232,217,560
Receivables -
  Investment securities sold..............     1,426,819
  Trust shares sold.......................     1,191,651
  Dividends...............................        60,209
Other.....................................        10,313
                                            ------------
    Total assets..........................  $234,906,552
                                            ------------
LIABILITIES:
Payables -
  Investment securities purchased.........  $  2,404,791
  Trust shares repurchased................     1,834,869
  Due to bank.............................       779,333
  Dividends...............................        23,671
  Due to affiliates (Note 2, 3 and 4).....       234,804
Accrued expenses..........................        46,492
                                            ------------
    Total liabilities.....................  $  5,323,960
                                            ------------
NET ASSETS:
Paid-in capital (Note 1)..................  $209,207,529
Accumulated undistributed net investment
  income..................................        11,384
Accumulated net realized gain on
  investments.............................     6,638,665
Net unrealized gain on investments........    13,725,014
                                            ------------
    Total net assets......................  $229,582,592
                                            ============
NET ASSET VALUE PER SHARE:
Class A - (based on $215,563,801/
  21,293,756 shares of beneficial interest
  outstanding - unlimited number of shares
  authorized with $0.01 par value)........  $      10.12
                                            ============

Class B - (based on $14,018,791/
  1,391,478 shares of beneficial interest
  outstanding - unlimited number of shares
  authorized with $0.01 par value)........  $      10.07
                                            ============

MAXIMUM OFFERING PRICE:
Class A...................................  $      10.74
                                            ============


PIONEER GROWTH SHARES
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1995

INVESTMENT INCOME (NOTE 1):
  Dividends (net of foreign taxes withheld
    of $15,495)............................  $ 1,322,660
  Interest.................................    1,379,646
                                             -----------
    Total investment income: ..............  $ 2,702,306
                                             -----------
EXPENSES:
  Management fees (Note 2).................  $   876,379
  Transfer agent fees (Note 3)
    Class A................................      544,268
    Class B................................       12,154
  Distribution fees (Note 4)
    Class A................................      435,094
    Class B................................       41,137
  Registration fees........................       61,403
  Custodian fees...........................       48,897
  Professional fees........................       48,009
  Accounting (Note 2)......................       74,776
  Printing.................................       25,997
  Fees and expenses of nonaffiliated
    trustees...............................       24,725
  Miscellaneous............................       25,188
                                             -----------
    Total expenses.........................  $ 2,218,027
      Less fees paid indirectly (Note 5)...      (37,345)
                                             -----------
      Net expenses.........................  $ 2,180,682
                                             -----------
      Net investment income................  $   521,624
                                             -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments (Note
    1).....................................  $32,890,594
  Change in net unrealized gain on
    investments............................    8,653,487
                                             -----------
    Net gain on investments................  $41,544,081
                                             -----------
      Net increase in net assets resulting
        from operations....................  $42,065,705
                                             ===========

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1995 and 1994

                                                                                        1995             1994
                                                                                    -------------    ------------
FROM OPERATIONS:
  Net investment income (loss)..................................................    $     521,624    $   (667,105)
  Net realized gain on investments..............................................       32,890,594      35,749,924
  Change in net unrealized gain on investments..................................        8,653,487     (38,345,452)
                                                                                    -------------    ------------
    Net increase (decrease) in net assets resulting from operations.............    $  42,065,705    $ (3,262,633)
                                                                                    -------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A ($0.03 and $0.00 per share, respectively)...........................    $    (471,206)   $         --
    Class B ($0.03 and $0.00 per share, respectively)...........................          (39,034)             --
  From net realized gain
    Class A ($1.31 and $3.32 per share, respectively)...........................      (24,674,561)    (35,944,529)
    Class B ($1.31 and $0.00 per share, respectively)...........................       (1,564,089)             --
  In excess of net realized gain on investments
    Class A ($0.00 and $0.00 per share, respectively)...........................               --         (13,279)
  From paid-in capital
    Class A ($0.00 and $0.01 per share, respectively)...........................               --         (68,570)
                                                                                    -------------    ------------
    Decrease in net assets resulting from distributions to shareholders.........    $ (26,748,890)   $(36,026,378)
                                                                                    -------------    ------------
FROM TRUST SHARE TRANSACTIONS:
  Net proceeds from sale of shares..............................................    $ 234,292,684    $ 78,254,892
  Net asset value of shares issued to shareholders in reinvestment of
    dividends...................................................................       26,141,112      35,592,494
  Cost of shares repurchased....................................................     (178,643,781)    (76,628,846)
                                                                                    -------------    ------------
    Increase in net assets resulting from trust share transactions..............    $  81,790,015    $ 37,218,540
                                                                                    -------------    ------------
    Net increase (decrease) in net assets.......................................    $  97,106,830    $ (2,070,471)
NET ASSETS:
  Beginning of year.............................................................      132,475,762     134,546,233
                                                                                    -------------    ------------
  End of year (including accumulated undistributed net investment income of
    $11,384 and $0, respectively)...............................................    $ 229,582,592    $132,475,762
                                                                                    =============    ============







   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1995 and 1994 (Continued)

                                                               Year Ended                     Year Ended
                                                           December 31, 1995               December 31, 1994
                                                      ----------------------------    ---------------------------
                                                        Shares          Amount          Shares         Amount
                                                      -----------    -------------    ----------    -------------
CLASS A
  Shares sold.......................................   21,037,128    $ 218,781,090     6,842,309     $ 78,254,892
  Shares issued to shareholders in reinvestment of
    distributions...................................    2,487,284       24,625,337     4,152,601       35,592,494
  Less shares repurchased...........................  (17,195,620)    (177,014,019)   (6,692,293)     (76,628,846)
                                                      -----------    -------------    -----------    ------------
    Net increase....................................    6,328,792    $  66,392,408     4,302,617     $ 37,218,540
                                                      ===========    =============    ===========    ============
CLASS B*
  Shares sold.......................................    1,382,346    $  15,511,594
  Shares issued to shareholders in reinvestment of
    distributions...................................      153,886        1,515,775
  Less shares repurchased...........................     (144,754)      (1,629,762)
                                                      -----------    -------------
    Net increase....................................    1,391,478    $  15,397,607
                                                      ===========    =============

* Class B shares were first publicly offered on April 28, 1995.







   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
FINANCIAL HIGHLIGHTS -- SELECTED DATA FOR A SHARE OUTSTANDING
For the Periods Presented

                                                                                  For the Years Ended December 31,
                                                        ------------------------------------------------------------------------
                                                          1995           1994        1993+        1992        1991         1990
                                                        --------       --------     --------     --------    -------     -------
CLASS A
Net asset value, beginning of year................      $   8.85       $  12.62     $  12.42     $  12.27    $  7.57     $  8.95
                                                        --------       --------     --------     --------    -------     -------
Increase (decrease) from investment operations:
 Net investment income (loss).....................      $   0.03       $  (0.06)    $  (0.07)    $     --    $  0.02     $  0.08
 Net realized and unrealized gain (loss)
   on investments.................................          2.58          (0.38)        1.10         0.15       4.70       (0.83)
                                                        --------       --------     --------     --------    -------     -------
   Total increase (decrease) from
    investment operations.........................      $   2.61       $  (0.44)    $   1.03     $   0.15    $  4.72     $ (0.75)
Distribution to shareholders:
 From net investment income.......................         (0.03)            --           --           --         --       (0.08)
 From net realized gain...........................         (1.31)         (3.32)       (0.83)          --         --       (0.55)
 In excess of net investment income...............            --             --           --           --      (0.02)         --
 From paid-in capital.............................            --           (.01)          --           --         --          --
                                                        --------       --------     --------     --------    -------     -------
   Net increase (decrease) in net asset value.....      $   1.27       $  (3.77)    $   0.20     $   0.15    $  4.70     $ (1.38)
                                                        --------       --------     --------     --------    -------     -------
Net asset value, end of year......................      $  10.12       $   8.85     $  12.62     $  12.42    $ 12.27     $  7.57
                                                        ========       ========     ========     ========    =======     =======
Total return*.....................................         29.82%         (2.60)%       8.52%        1.22%     62.37%      (8.37)%
Ratio of net operating expenses to average
   net assets.....................................          1.23%++        1.46%        1.20%        1.15%      1.22%       1.29%
Ratio of net investment income (loss) to average
   net assets.....................................          0.28%++       (0.53)%      (0.60)%       0.00%      0.14%       0.89%
Portfolio turnover rate...........................           158%           161%          29%          25%        27%         44%
Net assets, end of period (in thousands)..........      $215,564       $132,476     $134,546     $120,847    $91,464     $52,322
Ratios assuming no waiver of fees
   or assumption of expenses:
   Net operating expenses.........................            --             --         1.21%        1.25%      1.28%         --
   Net investment income (loss)...................            --             --        (0.62)%       0.10%      0.08%         --
Ratios assuming reduction for fees
   paid indirectly:
   Net operating expenses.........................          1.21%            --           --           --         --          --
   Net investment income..........................          0.30%            --           --           --         --          --


                                                          1989       1988       1987       1986
                                                         -------    -------    -------    -------
CLASS A
Net asset value, beginning of year................       $  7.39    $  6.27    $  7.09    $  6.56
                                                         -------    -------    -------    -------
Increase (decrease) from investment operations:
 Net investment income (loss).....................       $  0.08    $  0.06    $  0.07    $  0.10
 Net realized and unrealized gain (loss)
   on investments.................................         2.370       1.37      (0.31)      0.95
                                                         -------    -------    -------    -------
   Total increase (decrease) from
    investment operations.........................       $  2.45    $  1.43    $ (0.24)   $  1.05
Distribution to shareholders:
 From net investment income.......................         (0.08)     (0.06)     (0.07)     (0.10)
 From net realized gain...........................         (0.81)     (0.25)     (0.51)     (0.42)
 In excess of net investment income...............           --         --         --         --
 From paid-in capital.............................           --         --         --         --
                                                         -------    -------    -------    -------
   Net increase (decrease) in net asset value.....       $  1.56    $  1.12    $ (0.82)   $  0.53
                                                         -------    -------    -------    -------
Net asset value, end of year......................       $  8.95    $  7.39    $  6.27    $  7.09
                                                         =======    =======    =======    =======
Total return*.....................................         33.63%     23.01%     (3.44)%    15.83%
Ratio of net operating expenses to average
   net assets.....................................          1.11%      1.24%      1.11%      1.11%
Ratio of net investment income (loss) to average
   net assets.....................................          0.91%      0.88%      0.82%      1.28%
Portfolio turnover rate...........................            58%        48%        51%        45%
Net assets, end of period (in thousands)..........       $48,904    $39,231    $36,578    $32,953
Ratios assuming no waiver of fees
   or assumption of expenses:
   Net operating expenses.........................           --         --         --         --
   Net investment income (loss)...................           --         --         --         --
Ratios assuming reduction for fees
   paid indirectly:
   Net operating expenses.........................           --         --         --         --
   Net investment income..........................           --         --         --         --

 + Prior to the assumption of the management agreement on December 1, 1993 by Pioneering Management Corporation, the Fund was advised by Mutual of Omaha

++  Ratios assuming no reduction for fees paid indirectly.

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.


  The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
FINANCIAL HIGHLIGHTS -- SELECTED DATA FOR A SHARE OUTSTANDING
For the Periods Presented (Continued)

                                              April 28, 1995
                                                    to
                                             December 31, 1995
                                             -----------------
CLASS B***
Net asset value, beginning of period.......       $  9.68
                                                  -------
Increase from investment operations:
 Net investment income.....................       $    --
 Net realized and unrealized gain
   on investments..........................          1.73
                                                  -------
   Total increase from investment
    operations.............................       $  1.73
Distribution to shareholders from:
 Net investment income.....................         (0.03)
 Net realized gain.........................         (1.31)
                                                  -------
 Net increase in net asset value...........       $  0.39
                                                  -------
Net asset value, end of period.............       $ 10.07
                                                  =======
Total return*..............................         18.26%
Ratio of net operating expenses to average
 net assets................................          1.90%**++
Ratio of net investment loss to average
 net assets................................         (0.25)%**++
Portfolio turnover rate....................           158%
Net assets, end of period..................       $14,019
Ratios assuming reduction for fees paid
 indirectly:
 Net operating expenses....................          1.84%**
 Net investment loss.......................         (0.19)%**

  ++  Ratios assuming no reduction for fees paid indirectly.

   * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

  **  Annualized.

 ***  Class B shares were first publicly offered on April 28, 1995.









   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
NOTES TO FINANCIAL STATEMENTS
December 31, 1995

1. Pioneer Growth Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek appreciation of capital through investments in common stocks, together with preferred stocks, bonds, and debentures which are convertible into common stocks.

  The Board of Trustees (the Trustees) has authorized the issuance of two share classes of the Fund, designated as Class A and Class B shares. Class B shares were publicly offered on April 28, 1995. Shares issued and outstanding prior to April 28, 1995 were designated as Class A shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A and Class B shareholders, respectively.

  The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

  The following is a summary of significant accounting policies consistently followed by the Fund which are in conformity with those generally accepted in the investment company industry:

  A. Security Valuation -- Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Trustees. Temporary cash investments are valued at amortized cost plus accrued interest, which approximates value. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

  Gains and losses on sales of investments are calculated on the "identified cost" method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

  Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. These settlements are included in other income to the extent that they are not identifiable with realized or unrealized losses. Included in net realized gain on investments is $24,692 of class action settlements received by the Fund during the year ended December 31, 1995.

  B. Federal Income Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal tax provision is required.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depending on the type of book/tax differences that may exist.

  C. Trust Shares -- The Fund records sales and repurchases of its trust shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc.

PIONEER GROWTH SHARES
NOTES TO FINANCIAL STATEMENTS
December 31, 1995 (Continued)

(PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $152,621 in underwriting commissions on the sale of trust shares during the year ended December 31, 1995. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund, if any, with respect to each class of shares are calculated in the same manner, at the same time, on the same day and in the same amount, except that Class A and Class B shares bear different transfer agent and distribution fees.

  D. Class Allocations -- Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class B shares of the Fund, respectively. Shareholders of Class A and Class B share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

2. Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of excess over $300 million.

  Prior to December 1, 1995, management fees were calculated at annual rates of 0.50% of average daily net assets up to $100 million; 0.48% of the next $100 million; 0.46% of the next $100 million; 0.44% of the next $100 million; 0.42% of the next $100 million; and 0.40% of the excess over $500 million.

  In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in due to affiliates is $15,699 and $6,095 in management and accounting fees, respectively, payable to PMC at December 31, 1995.

3. PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $65,582 in transfer agent fees payable to PSC at December 31, 1995.

4. The Fund adopted a Plan of Distribution for Class A shares (Class A Plan) and Class B shares (Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. These plans allow for Class A shares and Class B shares to reimburse and compensate PFD for providing varying levels of distribution services and other account maintenance services. The Class A Plan and Class B Plan provide for reimbursement of PFD's distribution services in an amount up to 0.25% and 0.75%, respectively, of the average daily net assets of the respective classes of shares. The Fund may also compensate PFD for additional services in an amount up to 0.25% of the Fund's average daily net assets attributable to Class B shares. Included in due to affiliates is $147,428 in distribution fees payable to PFD at December 31, 1995.

  In addition, Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates beginning at 4.0% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSC are paid to PFD. For the year ended December 31, 1995, CDSC in the amount of $2,023 was paid to PFD.

5. The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1995, the Fund's expenses were reduced by $37,345 under such arrangements.

PIONEER GROWTH SHARES
TAX TREATMENT OF DISTRIBUTIONS MADE DURING THE YEAR ENDED DECEMBER 31, 1995

  During the fiscal year ended December 31, 1995, the Fund paid the following distributions:

                                                        Distributions Per Share
                                          ---------------------------------------------------
                                          From Net Investment Income   From Net Realized Gain
 To Shareholders                          ---------------------------  ----------------------
    of Record            Payment Date     Class A             Class B  Short-term   Long-term
------------------    ------------------  -------             -------  ----------   ---------
December 20, 1995     December 28, 1995   $0.0251             $0.0328    $1.0962     $0.2181

  On a per share basis, the distributions to Class A shareholders from net realized gain include $0.2181, which should be reported as long-term capital gain. The remaining $1.0962 should be combined with the $0.0251 distribution from net investment income for a total of $1.1213, which represents ordinary income.

  On a per share basis, the distributions to Class B shareholders from net realized gain include $0.2181, which should be reported as long-term capital gain. The remaining $1.0962 should be combined with the $0.0328 distribution from net investment income for a total of $1.129, which represents ordinary income.

  Corporate shareholders may deduct up to 70% of qualifying dividends received during the year. For purposes of computing the exclusion, 5% of distributions from net investment income represents qualifying dividends.

  Shareholders who elected to take the Capital Gain Distribution in additional shares of the Fund should report the distribution as explained above. The tax cost of the shares received is $9.90 and $9.85 per share for Class A and Class B shares, respectively.

  The Fund hereby designates $6,820,196 as a capital gain dividend for the purposes of the dividend paid deduction.

TRUSTEES' FEES, PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP OF TRUSTEES AND OFFICERS (UNAUDITED)

  The aggregate direct remuneration paid by the Fund to trustees and officers during the year ended December 31, 1995 was approximately $22,400, plus expenses incurred in attending trustees meetings of approximately $2,900. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and underwriter, respectively, of the Fund ($1,000 in 1995) are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management contract with the Fund. At December 31, 1995, the trustees and officers of the Fund owned beneficially 4,545 Class A shares of the Fund (approximately 0.02% of the outstanding Class A shares). The Pioneer Group, Inc. the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund, beneficially owned approximately 15% of the outstanding shares of capital stock at December 31, 1995.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF PIONEER GROWTH SHARES:

  We have audited the accompanying balance sheet of Pioneer Growth Shares, including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, and statements of changes in net assets and financial highlights for the years ended December 31, 1995 and 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the eight years ended December 31, 1993 were audited by other auditors whose report dated February 22, 1994 expressed an unqualified opinion.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Shares as of December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the years ended December 31, 1995 and 1994, in conformity with generally accepted accounting principles.



                                                             ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 2, 1996




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